Q1 2027 Earnings Review SEPTEMBER 3, 2026 NYSE:WLY

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward- looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected synergies and opportunities; (x) the ability to realize operating savings over time and in fiscal year 2027 in connection with our multiyear Global Restructuring Program and completed dispositions; (xi) cyber risk and the failure to maintain the integrity of our operational or security systems or infrastructure, or those of third parties with which we do business; (xii) as a result of acquisitions, we have and may record a significant amount of goodwill and other identifiable intangible assets and we may never realize the full carrying value of these assets; (xiii) our ability to leverage artificial intelligence technologies in our products and services, including generative artificial intelligence, large language models, machine learning, and other artificial intelligence tools; and (xiv) other factors detailed from time to time in our filings with the SEC. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. NON-GAAP FINANCIAL MEASURES Wiley provides non-GAAP financial measures and performance results such as: ▪ Organic Revenue Growth ▪ Adjusted Earnings Per Share (“Adjusted EPS”); ▪ Free Cash Flow; ▪ Adjusted Operating Income and margin; ▪ Adjusted Income Before Taxes ▪ Adjusted Income Tax Provision ▪ Adjusted Effective Tax Rate ▪ EBITDA (earnings before interest, taxes, depreciation and amortization), Adjusted EBITDA and margin; and ▪ Results on a constant currency (“CC”) basis. Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and certain other items, and the impact of divestitures and acquisitions provide a useful comparable basis to analyze operating results and earnings. See the reconciliations of non-GAAP financial measures and explanations of the uses of non-GAAP measures in the supplementary information. We have not provided our 2027 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP. 2

Trusted content and intelligence for the advancement of science and innovation 3

Q1 Takeaways

Research and AI momentum strong; results offset by prior year comparison and soft Learning demand in seasonally small Q

- **Delivered 12% increase in Research Publishing** reflecting Emerald addition, AI momentum, and global demand to publish; Learning performance challenged by prior year AI licensing comparison and soft market conditions in seasonally light quarter
- **Realized $14M of AI revenue in quarter;** pipeline expanding across models, channels, and verticals; on track to deliver on full year goals
- **Invited to be the sole scientific publisher to join the U.S. Department of Energy's Genesis Mission** to accelerate scientific and technological innovation – alongside Nvidia, AWS, Microsoft, and others
- **Became founding data partner for CuspAI's global materials foundry**, alongside Nvidia, Meta, and others
- **Launched breakthrough Spectral Analysis API portfolio** delivering the industry's "gold standard" chemical reference data directly into automated laboratory software pipelines
- **Emerald integration ahead of schedule**; acquisition well received across research community
- **Raised dividend for 33rd consecutive year**, a record few public companies of our size can match

Compounding Growth Engines

1. Durable, compounding **Research** growth engine
2. Feeds the data that fuels **AI & data analytics** growth engine
3. **AI and data analytics** powers the intelligence and productivity that further accelerates **Research** growth engine



Content & Data
feeds
AI & DATA ANALYTICS
powers
AI Intelligence
accelerates
RESEARCH
fuels
GROWTH FLYWHEEL

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▪ Revenue performance driven by prior year AI licensing comparison headwind of $29 million and market-related softness in a seasonally light quarter for Learning, offsetting Emerald contribution ($13M), open access growth, and AI licensing this quarter ($14M) ▪ Adjusted EBITDA reflects revenue performance offsetting strong margin expansion in Research and cost savings in corporate ▪ Adjusted EPS performance largely driven by lower Adjusted Operating Income and higher net interest expense related to the Emerald acquisition ▪ Returned $33M to shareholders, including $15M of share repurchases. In June, Wiley raised its dividend for the 33rd consecutive year Revenue* ▼3% $386M GAAP EPS ▼$0.45 ($0.23) Adj. EPS* ▼10% $0.44 Adj. EBITDA* ▼4% $68M Q1 Summary Strength in Research and AI offset by prior year comparison and softness in Learning First Quarter 2027 performance as expected 5

Continued strong progress in Research

OBJECTIVE		Q1 PROGRESS
01	Drive high-quality publishing throughput	▪ Submissions +31%, output +8% with strong demand across fast growing and mature markets, including China, India, US, Brazil, Japan, and the UK ▪ CY26 renewals closed; 99%+ retention
02	Expand journal portfolio and leading brands	▪ Launched Advanced Immunology and Advanced Brain ▪ Emerald integration ahead of schedule ▪ #1 ranked journals in 15 fields; 10%+ of all citations in annual industry index
03	Drive publishing efficiency and margin expansion	▪ Research Adjusted EBITDA margin +130 bps to 29.6% ▪ Continued progress in our cost savings initiatives ▪ 1,600 journals now migrated to new publishing platform
04	Leverage IP and relationships for AI and data analytics	▪ Clinical Outcome Assessments growing ▪ Spectral collection surpassed 1.2M mass spectra; API portfolio launched ▪ Nexus licensing service partners now total 71

> ***"The launch of the spectral analysis API portfolio is the clearest signal yet of Wiley's evolution from a legacy publisher into a modern data and technology company."***
>
> **— Industry Newsletter**

WILEY

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Research momentum, accelerating

Strong visibility and trends in global research productivity

1. **Robust publishing pipeline and scale advantage widening:** Submissions and output up 31% and 8%, outpacing market; researcher productivity rising with AI
2. **Solid calendar 2026 journal renewal season** with 99%+ customer retention rate
3. **Open access growth compounding by double digits.** Global demand driven by must-have dynamics of publishing and journal brand expansion
4. **Emerald integration off to a fast start,** extending our scale advantage in Research and content advantage for AI and data analytics. Fit is strong on all three dimensions: financially, strategically, and culturally
5. **Clinical Outcome Assessments rapidly scaling:** Q1 revenue grew by three-fold and pipeline of pharma customers expanding
6. **Audience monetization momentum building** with good growth in billings and rollout of sophisticated AdTech enabling contextual targeting plus reporting and agentic tools



Research Organic Growth
Mid-single digit growth
+3%
+4%
FY25
FY26
FY27P

WILEY

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AI and data analytics growth initiatives

Q1 AI revenue / % of FY27 target	**$14M / 28%**
Total corporate customers for subscription knowledge feeds	**23**
Total industry verticals Building traction with AI licensing customers in life sciences, healthcare, food and agriculture, materials and chemistry, and financial services	**5**
Total AI model training customers Repeat customers for training – sustained demand underscoring the enduring value of our content and data	**6**
Total Nexus publisher partners More societies and publishers choosing Wiley to power their publishing programs and AI licensing projects	**71**



AI Revenue
(recurring revenue)
$23M
$40M
$1M
$49M
$8M
$50M+
2-3x
FY24
FY25
FY26
FY27P

WILEY

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AI momentum, accelerating 1 2 3 4 5 Demand for our proprietary content and data growing across verticals, products, and channels AI licensing pipeline scaling for model training, commercial licensing, and subscription knowledge feeds Model training becoming a proven engine with new and repeat customers Corporate R&D demand accelerating for content and data in chemistry, food and agriculture, and other domains Healthcare opportunities widening across large corporates and AI startups Rising value and widening application of our trusted proprietary content, data, and intelligence 9

Wiley activating a very deep and untapped mine of proprietary data


Published content
Articles, journals, search
Validated research protocols & methods
How studies were designed, not just what they found
Structured metadata & linked domains
Cross-disciplinary linkages invisible to generic aggregators
Peer review signals & editorial judgement
Decades of credibility signals baked into the corpus
Author & institutional relationships
Who is working on what, with whom, and where
Citation networks & reference graphs
The connective tissue between ideas across disciplines

WILEY

Our content advantages

Life Sciences and Healthcare
Leading position in 150+ therapeutic areas; top position in clinical outcome assessments and medical synthesis

Chemistry
Leading position in 100+ chemistry areas and spectral data; top global journals and partnerships

Engineering & Materials Science
Leading position in 50+ areas in Engineering and 50+ areas in Materials Science; top journals

Agriculture & Food Science
Leading position in 45+agriculture and food science topics; leading crops disease database

Economics, Business, and Finance
Emerald addition makes Wiley a leader across all key areas

10

Trusted content and intelligence in demand across a growing number of use cases and markets 11 Clinical Outcome Assessments Example:. Dermatology instruments Extensive collection of outcome assessments for clinical trials, and a GTM partnership with IQVIA Commercial Licensing Example: Medical content Partnering with AI innovators like OpenEvidence to deliver trusted research at point of care Subscription Knowledge Feeds Examples: Chemistry, life sciences and food science and agriculture data Integrating content into corporate AI applications Model Training Example:. Economics and financial data Partnering with large language and other model developers to ensure accuracy and impact Databases Example: Chemical spectral data One of the most comprehensive spectral databases in the world for use across laboratories Audience Monetization Example: Life sciences content Reaching millions of researchers and healthcare professionals in a trusted journal environment Applied Research Intelligence

Leader in Responsible AI Most companies build responsible AI from the model outward. Responsible AI depends on the quality and trustworthiness of the knowledge that fuels it, and that’s what Wiley has spent two centuries building Human Oversight We keep judgment with people, not models. Trust & Transparency We protect IP and set integrity standards. Safety & Fairness We enforce strict data privacy and actively mitigate bias. Governance We pair clear controls with smart regulation. 84% of researchers use AI 73% want publisher guidance Oct 2025 AI guidelines published Anthropic citations built into MCP AI Oversight across Wiley Setting the agenda, not reacting to it. The only publishing sponsor at the UN's AI for Good Global Summit 2026 in Geneva 12

Financials

Research Segment

Driving strong momentum across key strategic areas and meaningful margin expansion

(millions)	Q1 2027	Change	Change CC
Research Publishing	$259	12%	12%
Research Solutions	$34	(31%)	(30%)
Total Revenue	**$293**	**4%**	**4%**
Adjusted EBITDA	**$87**	**9%**	**9%**
Adjusted EBITDA Margin	**29.6%***		

*vs. Adjusted EBITDA margin of 28.3% in prior Q1. Also, Emerald contributed $13M of revenue and $5M of Adjusted EBITDA

Q1 Summary

- Research Publishing growth driven by strong publishing demand, Emerald acquisition, and AI licensing
- Research Solutions performance impacted by prior year AI comparison and softness in publishing services and recruiting, offsetting growth and momentum in advertising services
- Key strategic areas showing strong momentum, including gold open access, clinical outcome assessments, spectral databases, Nexus licensing service, and Emerald integration
- Adjusted EBITDA growth up on revenue growth and Emerald offset by investment in Advanced journal portfolio buildout and clinical outcome assessments expansion; Adj. EBITDA margin up 130 bps

WILEY
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Learning Segment

Q1 performance due to prior year AI comparison and market conditions in Professional; Q1 seasonally light

(millions)	Q1 2027	Change	Change CC
Academic	$45	(19%)	(20%)
Professional	$48	(19%)	(20%)
Total Revenue	**$93**	**(19%)**	**(20%)**
Adjusted EBITDA	**$14**	**(55%)**	**(56%)**
Adjusted EBITDA Margin	**15.1%***		

*vs. Adjusted EBITDA margin of 27.4% in prior Q1.

Q1 summary

- Academic performance due to prior year AI licensing comparison and print revenue offsetting growth in digital content and courseware; Q1 is Wiley's seasonally lightest quarter in Academic
- Professional performance impacted by market-related challenges around consumer and corporate spending and prior year AI licensing comparison
- Adjusted EBITDA primarily reflecting revenue performance

Rest of year

- Expecting comparisons to normalize and demand to stabilize
- Reorganizing toward higher-value authors and titles, and accelerating our shift to digital products and inclusive access
- Taking cost out to protect margins

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Expanding margins and reinvesting in durable growth Q1 Update ▪ Tech transformation: shifting spend from legacy maintenance to product and innovation. Retiring tech debt, consolidating facilities, and scaling our Virtusa partnership ▪ Corporate cost structure: driving restructuring savings across shared services, notably Technology and Global Operations ▪ AI productivity: transforming processes in Legal, Marketing, and Content Operations, with further initiatives targeting material run-rate savings Q126 Q127 $41M $33M Corporate Expenses* down 19% *On Adjusted EBITDA basis 16

Disciplined Capital Allocation Balancing high-return investments with returning cash to shareholders Organic investment • Capex of $14M vs. prior year $15M; shifting to growth and product development • Scaling Advanced journal portfolio growing at double digits • Delivering best-in-class Research Publishing platform to drive incremental revenue growth and reduce cost to publish • Development of database solutions and developing research intelligence platform Inorganic investment • Closed Emerald for ~$450M, net of cash received, expanding Wiley’s journal portfolio to ~2,500 titles and establishing category leadership • All-cash transaction valued at ~7x Adjusted EBITDA (including targeted cost synergies) • Integrating Emerald and driving early revenue and cost synergies • Expected to be accretive to Adjusted EPS in year 1; material cost synergies in year 2 and full synergies ($30M) realized in year 3 Portfolio optimization • Managing portfolio for growth and/or margin fit Return to shareholders • Raised dividend for 33rd consecutive year • $33M allocated to dividends and repurchases, up from $32M Q1 Financial Position ▪ Q1 Free Cash Flow use of $70 million, a significant improvement over prior year use of $100M. FCF historically a use through 1H due to timing of annual journal subscriptions. FY27 outlook on track for $205M. ▪ TTM Net Debt-to-EBITDA of 2.7x compared to 1.9x prior year reflecting recent Emerald acquisition. Wiley proforma leverage at 2.1x including Emerald synergies, within target range of 1.5-2.5x 17

Fiscal 2027 Outlook Reaffirmed Metric Fiscal 2025 Fiscal 2026 Fiscal 2027 Outlook Organic Revenue Growth* Low to mid single digit growth (Research: mid-single digit growth) Adjusted EBITDA Margin 24.0% 26.2% 26.5% to 27.5% Adjusted EPS $3.64 $4.19 $4.60 to $5.05 Free Cash Flow $126M $195M $205M *Organic Revenue Growth excludes expected impact of Emerald acquisition (+$78 million revenue contribution in 11 months of Fiscal 2027) and foreign exchange. All other metrics include Emerald. The acquisition is expected to be accretive to Adjusted EPS by approximately $0.10 but dilutive to Free Cash Flow by $15 million (Year 1) 18

Executive Summary Well on track to deliver mid-single digit growth in Research with strong publishing demand and output, market share gains, and society wins. Long term trends favorable Well on track to deliver on AI revenue goals with $14M of Q1 revenue, expanding pipeline, and widening growth opportunities - near and long-term growth engines taking shape Fast tracking our operational excellence initiatives with full launch of Research Exchange Platform, tech transformation programs, and AI Center of Excellence Driving continuous margin expansion while freeing up capacity to invest Relentless focusing on disciplined investment and capital allocation to drive higher ROIC and recurring- revenue growth while rewarding shareholders 19

Trusted, continually updating CONTENT AND DATA Provides access to world’s trusted scientific, technical, and scholarly content and data through our portfolio and partner portfolios Leading position in high-demand KNOWLEDGE DOMAINS Differentiated by content and scale advantage in health, chemistry, materials, food science, engineering, and economics World renowned TRUST AND REPUTATION Wide moat journal portfolio and peer review networks; home to Nobel-winning authors and the world’s most prestigious societies Unencumbered market builder w/ FIRST MOVER ADVANTAGE Decisively moving with corporations and AI innovators building out critical models and applications; Wiley is on offense Strategic connector with unrivalled PARTNER ECOSYSTEM Leveraging unmatched network of publishing partners, AI innovators, corporations, government agencies, and institutions Leveraging partners & existing assets CAPITAL LIGHT MODEL Ability to leverage existing assets, partnership ecosystem, and open platforms for high returns with minimal investment Wiley’s Differentiators in the AI Economy Demand is rapidly accelerating for Wiley’s trusted content and intelligence 20

Thank you for joining us Mark your calendar: Fiscal 2027 Investor Day March 11, 2027 For more information or follow-up: investors.wiley.com brian.campbell@wiley.com

Appendix - US GAAP to Non-GAAP Reconciliation 22 Reconciliation of US GAAP (Loss) Earnings per Share to Non-GAAP Adjusted EPS 2026 2025 US GAAP (Loss) Earnings Per Share - Diluted (0.23)$ 0.22$ Adjustments: Acquisition and integration related costs 0.20 - Restructuring and related charges 0.26 0.05 Amortization of acquired intangible assets 0.24 0.20 Net (gain) loss on sale of businesses and assets (0.02) 0.02 EPS impact of using weighted-average dilutive shares for adjusted EPS calculation (3) (0.01) - Non-GAAP Adjusted Earnings Per Share - Diluted 0.44$ 0.49$ 2026 2025 US GAAP (Loss) Income Before Taxes (12,577)$ 17,707$ Acquisition and integration related costs 11,039 - Restructuring and related charges 16,525 3,038 Foreign exchange losses (gains) on intercompany transactions 16 (440) Amortization of acquired intangible assets 16,455 13,210 Net (gain) loss on sale of businesses and assets (1,113) 1,116 Non-GAAP Adjusted Income Before Taxes 30,345$ 34,631$ US GAAP Income Tax (Benefit) Provision (850)$ 6,007$ Acquisition and integration related costs 936 - Restructuring and related charges 3,313 519 Foreign exchange losses (gains) on intercompany transactions 10 (750) Amortization of acquired intangible assets 4,327 2,068 Net (gain) loss on sale of businesses and assets (259) 54 Impact of valuation allowance on the US GAAP effective tax rate - 166 Non-GAAP Adjusted Income Tax Provision 7,477$ 8,064$ US GAAP Effective Tax Rate 6.8% 33.9% Non-GAAP Adjusted Effective Tax Rate 24.6% 23.3% Notes: Reconciliation of US GAAP (Loss) Income Before Taxes to Non-GAAP Adjusted Income Before Taxes Three Months Ended Three Months Ended July 31, (3) Represents the impact of using diluted weighted-average number of common shares outstanding (51.5 million for the three months ended July 31, 2026) included in the Non-GAAP Adjusted EPS calculation in order to apply the dilutive impact on adjusted net income due to the effect of unvested restricted stock units and other stock awards. This impact occurs when a US GAAP net loss is reported and the effect of using dilutive shares is antidilutive. (4) For the three months ended July 31, 2026, the tax impact was $4.0 million of current taxes and $4.3 million of deferred taxes. For the three months ended July 31, 2025, substantially all of the tax impact was from deferred taxes. Pretax Impact of Adjustments: Reconciliation of US GAAP Income Tax (Benefit) Provision to Non-GAAP Adjusted Income Tax Provision, including our US GAAP Effective Tax Rate and our Non-GAAP Adjusted Effective Tax Rate Income Tax Impact of Adjustments (4) Income Tax Adjustments (1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three months ended July 31, 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission. (2) All amounts are approximate due to rounding. July 31,

Appendix – Net Income to Adjusted EBITDA 23 2026 2025 Net (Loss) Income (11,727)$ 11,700$ Interest expense 13,926 11,042 (Benefit) provision for income taxes (850) 6,007 Depreciation and amortization 37,321 36,446 Non-GAAP EBITDA 38,670 65,195 Acquisition and integration related costs 11,039 - Restructuring and related charges 16,525 3,038 Net foreign exchange transaction losses 397 971 Net (gain) loss on sale of businesses and assets (1,113) 1,116 Other expense, net 2,304 127 Non-GAAP Adjusted EBITDA 67,822$ 70,447$ Adjusted EBITDA Margin 17.6% 17.8% Notes: (1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three months ended July 31, 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission. (2) All amounts are approximate due to rounding. July 31, Three Months Ended